Fees Summary	Nov. 10, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	27,562.78
Total Transaction Valuation	316,813,586.85
Total Offset Amount	0
Net Fee	$ 27,562.78
Offset Table N/A	N/A